Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2339

All Cap Core Strategy 2024-1

Large Cap Core Strategy 2024-1

(each a “Portfolio”)

Supplement to the Prospectus

Effective April 2, 2024, General Electric Company (“GE”) (ticker: GE) and GE Vernova LLC (“GE Vernova”) (ticker: GEV) have separated into two publicly traded companies (the “Spinoff”). As a result of the Spinoff, your Portfolio will receive 1 share of GE Vernova for every 4 shares of GE that it held as of the March 19, 2024 record date. Your Portfolio will continue to hold and purchase shares of both GE and GE Vernova.

Supplement Dated: April 2, 2024